DELAWARE VIP TRUST

Delaware VIP Select Growth Series
Standard Class * Service Class
(the "Series")

Supplement to the Series' Prospectuses dated April 29, 2005

The following replaces the information in the section entitled "What are the Series' main investment strategies?" under the heading "Overview: Delaware VIP Select Growth Series" on page 2 of the prospectuses:

What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities we believe have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

The following replaces the information in the section entitled "Our investment strategies" under the heading "How we manage the Series" on page 4 of the prospectuses:

Our investment strategies

Delaware VIP Select Growth Series strives to identify companies that offer the potential for long-term price appreciation because they are likely to experience accelerated earnings and sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

    have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation;

    demonstrate operational and scale efficiencies;

    have demonstrated expertise for capital allocation; and

    have clear shareholder oriented governance and compensation policies.

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Series. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for accelerated earnings and sustainable free cash flow growth. We believe that accelerated earnings and sustainable free cash flow growth, if they occur, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Delaware VIP Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The following replaces the information in the section entitled "The securities we typically invest in" under the heading "How we manage the Series" on pages 5 and 6 of the prospectuses:

The securities we typically invest in

Stocks offer investors the potential for capital appreciation and may pay dividends as well.

Securities	How we use them Delaware VIP Select Growth Series
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.

We invest at least 65% of the Series' total assets in equity securities (including common stocks, preferred stocks, convertible securities and warrants or rights). Generally, however, we invest 90% to 100% of net assets in common stock. We may invest in companies of any size.

Repurchase agreements: An agreement between a buyer of securities, such as the Series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, we use repurchase agreements as a short-term investment for the Series' cash position. In order to enter into these repurchase agreements, the Series must have collateral of 102% of the repurchase price. The Series will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose resale is restricted under securities law.

We may invest in privately placed securities including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready market and cannot be easily sold, within seven days, at approximately the price that a fund has valued them.	We may invest up to 15% of the Series' net assets in illiquid securities.

The Series may also invest in other securities including futures, options, debt securities of government or corporate issuers and investment company securities. The Series may invest up to 10% of net assets in foreign securities including, but not limited to American Depositary Receipts and Global Depositary Receipts; however, the manager has no present intention to do so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions; to the extent that it does so, the Series may not meet its investment objective. The Series will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover It is possible that the Series' annual portfolio turnover could be greater than 100%. A turnover rate of 100% would occur if a Series sold and replaced securities valued at 100% of its net assets within one year, if for example, the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Series' performance.

The following replaces the information in the section entitled "Portfolio managers" under the heading "How we manage the Series" on page 8 of the prospectuses:

Portfolio managers

Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, Patrick G. Fortier and Daniel J. Prislin have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Van Harte, Bonavico, Broad, Fortier and Prislin assumed responsibility for the Fund in May 2005.

Jeffrey S. Van Harte, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

Christopher J. Bonavico, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

Kenneth F. Broad, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 2000, Mr. Broad was a portfolio manager with The Franklin Templeton Group and was a consultant in the Business Valuation and Merger & Acquisition Group at KPMG Peat Marwick. Mr. Broad received his M.B.A. from the University of California at Los Angeles and bachelor's degree in economics from Colgate University, and is a CFA charterholder.

Patrick G. Fortier, Vice President/Portfolio Manager, joined Delaware Investments as a portfolio manager on the Focus Growth team. He spent five years as a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research, Detroit, as a sell-side equity analyst, focusing on commodity research, particularly in the oil/energy area. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky and is a CFA charterholder and a member of the Security Analysts of San Francisco.

Daniel J. Prislin, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

The SAI for the Series provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of the securities in the Series.

This Supplement is dated May 4, 2005.